SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events and transactions from September 30, 2021 through the date its most recent Form 10-Q was filed with the SEC for potential recognition or disclosure as required by GAAP and determined that there were none.

NOTE 17. SUBSEQUENT EVENTS

On January 21, 2021 pursuant to authority granted by the Board of Directors of the Company, the Company implemented a 1-for-85.71 reverse split of the Company’s issued and outstanding common stock simultaneously with its up listing to the Nasdaq Capital Market (the “Reverse Split”). The number of authorized shares remains unchanged. All share and per share information has been retroactively adjusted to reflect the Reverse Split for all periods presented, unless otherwise indicated.

The Company filed a Form 424(b)(4) on February 8, 2021 to offer 1,800,000 shares of common stock and accompanying Series A warrants at a public offering price of $6.00 per share and accompanying Series A warrant for aggregate gross proceeds of $10,800,000 prior to deducting underwriting discounts, commissions, and other offering expenses.

On February 11, 2021 the Company’s Chief Executive Officer, Ezra Beyman converted 394,493 shares of Series A Preferred Stock into common shares. The preferred stock to common stock conversion ratio is 1:10, for a total of 3,944,930 common shares issued.

On February 11, 2021 the Company’s Chief Executive Officer, Ezra Beyman converted approximately $3.8 million dollars of debt owed by Reliance Global Group, Inc. into equity for a price of $6 per share. The total amount of common shares issued after conversion were 633,333.